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                                                                      EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
        AS ADOPTED PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

        I, John F. Burke, Chief Executive Officer and Chief Financial Officer of Annuity and Life Re (Holdings), Ltd. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Form 10-Q"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2003


/s/ John F. Burke
--------------------------------
Name: John F. Burke,
Title: Chief Executive Officer
and Chief Financial Officer